Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Kenneth R. Allen
Kenneth R. Allen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ William L. Gipson
William L. Gipson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Ross C. Hartley
Ross C. Hartley

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ D. Randy Laney
D. Randy Laney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Bonnie C. Lind
Bonnie C. Lind

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ B. Thomas Mueller
B. Thomas Mueller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Thomas M. Ohlmacher
Thomas M. Ohlmacher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Paul R. Portney
Paul R. Portney

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Robert W. Sager
Robert W. Sager

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ Herbert J. Schmidt
Herbert J. Schmidt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission a Registration Statement and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of common stock under its Dividend Reinvestment and Direct Stock Purchase Plan, does hereby constitute and appoint Bradley P. Beecher and Laurie A. Delano, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statement and any Amendment or Post-Effective Amendment thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of July 2014

/s/ C. James Sullivan
C. James Sullivan